May 24, 2023
Pioneer Fund VCT Portfolio
Supplement to the Prospectus dated May 1, 2023
Portfolio summary
Effective May 24, 2023, the following replaces the corresponding information under the heading “Management” in the section entitled “Portfolio summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Jeff Kripke, Senior Vice President of Amundi US (lead portfolio manager) (portfolio manager of the portfolio since 2015); John A. Carey, Managing Director and
Director of Equity Income, US of Amundi US (portfolio manager of the portfolio since 1997); Craig Sterling, Managing Director, Director of Core Equity and Head
of Equity Research, US of Amundi US (portfolio manager of the portfolio since
2019); and James Yu, Senior Vice President and Portfolio Manager of Amundi US
(portfolio manager of the portfolio since 2019). Mr. Carey plans to retire from portfolio management in May 2024.

Management
Effective May 24, 2023, the following replaces the corresponding information under the heading “Portfolio management” in the section entitled “Management”:
Day-to-day management of the portfolio is the responsibility of Jeff Kripke (lead portfolio manager) (portfolio manager of the portfolio since 2015); John A. Carey (portfolio manager of the portfolio since 1997); Craig Sterling (portfolio manager of the portfolio since 2019); and James Yu (portfolio manager of the portfolio since 2019). Mr. Kripke, Mr. Carey, Mr. Sterling and Mr. Yu are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US's affiliates.
Jeff Kripke, Senior Vice President of Amundi US, joined Amundi US in June 2015. Prior to joining Amundi US, Mr. Kripke was at Allianz Global Investors, where he was Co-CIO of the Disciplined Equity Group and a portfolio manager since 2014. Previously, Mr. Kripke was at Wellington Management Company from 2001–2013, where he was an associate partner and portfolio manager.
John Carey, Managing Director and Director of Equity Income, US of Amundi US, joined Amundi US as an analyst in 1979. Mr. Carey plans to retire from portfolio management in May 2024.
Craig Sterling is a Managing Director, Director of Core Equity and Head of Equity Research, US of Amundi US. He joined Amundi US in 2015. Prior to joining Amundi US, he was Managing Director and Global Head of Equity Research at EVA Dimensions LLC in New York, an independent equity research firm. Prior to June 2011, he served as a Director in the HOLT Group at Credit Suisse.
James Yu, Senior Vice President and Portfolio Manager of Amundi US, joined Amundi US in 2015. Prior to joining Amundi US, Mr. Yu was a Senior Research Analyst at Wells Capital Management, where he supported small-cap value and mid-cap value strategies. Mr. Yu has been an investment professional since 1995.

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©2023 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC